UGI CORPORATION

AmeriGas

UGI
BALANCED
DIVERSIFIED
DISCIPLINED
INNOVATIVE
STRATEGIC

Second Quarter 2013 Earnings Conference Call May 1, 2013 Exhibit 99.2

May 1, 2013

About This Presentation
This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual
Report on Form 10-K for a more extensive list of factors that could affect results.
Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, domestic and international political, regulatory and economic conditions including currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the timing and success of our commercial initiatives and investments to grow our business, and our ability to successfully integrate acquired businesses, including Heritage
Propane, and achieve anticipated synergies. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today.

John Walsh President & CEO, UGI Kirk Oliver Chief Financial Officer, UGI Jerry Sheridan President & CEO, AmeriGas

GAAP EPS

$1.60
$1.40
$1.20
$1.00
$0.80
1.18
1.51
2012
2013

Second Quarter EPS +28% over Q2 of Fiscal 12 An almost 30% increase in EPS over Q2 of FY12 May 1, 2013 4

May 1, 2013 5 Weather vs Normal - 1.5% -21.7% 10.1% 1.2% 5.1% -2.1% 1.9% - 19.3% -25% -20% - 15% -10% - 5% 0% 5% 10% 15% FY2013 FY2012 AmeriGas Antargaz Flaga Utility

2012
Volume
Unit Margins
Ancillary sales/services
Opex
D&A
2013

AmeriGas
VOLUME
Colder weather
Full-period impact of Heritage
OPEX
Full-period impact of Heritage
Higher sales activity
Synergies
Transition expenses: $2.7 MM
lower than prior year
Increase in miscellaneous income
Total Margin
* Opex includes all operating expenses, net of miscellaneous income.
195.0
266.1
82.9
(0.3) 4.4
(11.9)
(3.8)
$100
$150
$200
$250
$300
Operating Income, $ MM
May 1, 2013

Total margin represents total revenues less total cost of sales.

2012
Propane Volume
Unit Margins
Opex
D&A
Int. expense
2013

International Propane
VOLUME
Colder weather
Timing of deliveries in Q2 of FY12
MARGIN
Higher unit margins at Antargaz
Higher natural gas marketing
margin
OPEX
Antargaz operating expenses
Transition expense of $1 million in
prior period
Total Margin
* Opex includes all operating expenses, net of miscellaneous income.
62.1
74.1
(5.7)
18.1 (2.4)
1.4
0.6
$40
$50
$60
$70
$80
Income Before
Taxes
, $ MM
May 1, 2013 7
Total margin represents total revenues less total cost of sales.

2012
Core Market Margin
Other Margin
Opex
D&A
Int. expense
2013

Gas Utility
MARGIN
Colder weather
Conversions from heating oil
OPEX
Higher pension and system
maintenance expenses
* Opex includes all operating expenses, net of miscellaneous income.
74.9
96.4
24.6
5.3
(8.7)
(0.5)
0.8
$60
$70
$80
$90
$100
$110
Income Before
Taxes
, $ MM
Total Margin
May 1, 2013 8
Total margin represents total revenues less total cost of sales.

2012
Marketing
Generation
Midstream/other
Opex
D&A
Int. Expense
2013

May 1, 2013

Midstream & Marketing
MARGIN
Colder weather
Gas price volatility in January
Lower power marketing margins
due to lower average unit prices
D&A
Increase due to Temple II
Total Margin
* Opex includes all operating expenses, net of miscellaneous income.
29.3
43.2
8.4
4.2
3.5
(1.4)
(1.3)
0.5
$10
$20
$30
$40
$50
Income Before Taxes, $ MM
Total margin represents total revenues less total cost of sales.

May 1, 2013

Liquidity
Int'l Corporate/
Total AmeriGas Propane Utilities Midstream Other
Cash on hand 446.3 $      123.1 $      165.7 $      58.3 $        11.8 $        87.4 $
Revolving Credit Facilities 525.0 $      125.0 $      300.0 $      240.0 $      NA
Accounts receivable facility NA NA NA 59.1 $        NA
Drawn on facilities (115.9) $    (14.8) $       - $          (47.0) $       NA
Letters of credit (54.1) $       (24.9) $       (2.0) $         - $          NA
    Available facilities 355.0 $      85.3 $        298.0 $      252.1 $      - $
Available liquidity 478.1 $      251.0 $      356.3 $      263.9 $      87.4 $
Excluding cash residing at operating subsidiaries, UGI had $78.4 million of cash at 3/31/13 compared with $63.3 million at 3/31/12.

AmeriGas

UGI CORPORATION

AmeriGas
AmeriGas
CYLINDER EXCHANGE

Jerry Sheridan CEO of AmeriGas

Q2 Adjusted EBITDA
29% over Q2
of Fiscal 12
* See appendix for Adjusted EBITDA reconciliation
29% over Q2
of Fiscal 12
* See appendix for Adjusted EBITDA reconciliation
246.0
317.6
$150
$200
$250
$300
$350
Adjusted EBITDA*, $ Millions
May 1, 2013

May 1, 2013

Operational Update
Operations
• Weather:  Warmer than normal, much colder than LY
• Volume up in line with expectations
• Lower COGS, Mt. Belvieu prices down 39 cents, or 31%
Growth Initiatives
•
AmeriGas Cylinder Exchange (ACE):
•
National Accounts:
•
Acquisitions:
Volume growth of 6% y/y,
results muted by a colder March
Volume increased 14 MM gallons y/y, 22 MM
gallons ytd
No acquisitions closed during the quarter

May 1, 2013

Guidance & Heritage Update
• FY13 Guidance remains $620MM -
$645MM,
trending toward
the midpoint
• Final stages of Heritage integration: Planning to consolidate over
200 stores
• Increased estimated transition expenses for the year by $5 MM reflecting additional severance costs
•
On track to realize at least $60MM in total net synergies

May 1, 2013

Distribution Increase
$2.00
$2.20
$2.40
$2.60
$2.80
$3.00
$3.20
$3.40
2006 2007 2008 2009 2010 2011 2012 2013
AmeriGas: Distributions per unit
(excluding special distributions)
5.4% CAGR

John Walsh President & CEO

May 1, 2013

Operational Update
Gas Utility
•
Infrastructure Replacement Program approved by
PUC;
Gas Utility
infrastructure capex expected to be approximately 25% above FY12 levels
•
Demand for natural gas remains at unprecedented
levels:
Net
customer growth expected to exceed 2% in FY13
AmeriGas
•
.
Final phase of Heritage integration is now underway and will conclude this summer
• Superior distribution network covering the entire United States and very strong leadership team in place

May 1, 2013

Operational Update
International
•
Focused on operational efficiencies:
Broader base of operations in
Europe will help reduce costs and enhance efficiencies in areas such as product sourcing
•
BP Poland
acquisition:
Expected to close in Q4 of FY13
• 20% drop in propane costs a positive for both UGI and our customers
Midstream & Marketing
• Expanding LNG services with Temple II
• Auburn II pipeline in field execution phase. Expected in-service date remains early FY14
• New Tenaska gathering system expected in early 2014

May 1, 2013

Concluding Remarks
•
FY13 Guidance remains $2.40-$2.50, trending toward lower half
• FY13 Will mark UGI’s 129 consecutive year of dividends and
26   consecutive year of dividend increases
th
th
$0.60
$0.80
$1.00
$1.20
2006 2007 2008 2009 2010 2011 2012 2013
UGI: Dividends per share
(excluding special distributions)
6.9% CAGR

Q&A

Appendix

May 1, 2013

AmeriGas Supplemental Information: Footnotes
The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income.
EBITDA and Adjusted EBITDA are not measures of performance or financial condition under accounting principles generally accepted in the United States ("GAAP"). Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies.
EBITDA and  Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas
Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships
without regard to their financing methods, capital structure, income taxes or historical cost basis.   Management uses
Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships.
In view of the omission of interest, income taxes, depreciation and amortization from EBITDA and Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners,
L.P. for the relevant years.  Management also uses EBITDA to assess the Partnership's profitability because its parent,
UGI Corporation, uses the Partnership's EBITDA to assess the profitability of the Partnership, which is one of UGI
Corporation’s industry segments.  UGI Corporation discloses the Partnership's EBITDA in its disclosures about its industry segments as the profitability measure for its domestic propane segment.

May 1, 2013

AmeriGas Propane EBITDA Reconciliation
(1) Adjusted EBITDA is a non-GAAP financial measure. Management believes the presentation of this measure provides useful information to investors to more effectively evaluate the year-over-year results of operations of the Partnership. Management uses Adjusted EBITDA to exclude from AmeriGas Partners' EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. This measure is not comparable to measures used by other entities and should only be considered in conjunction with net income attributable to AmeriGas Partners, L.P. for the relevant periods.
2013 2012 2013 2012 2013 2012
Net income attributable to AmeriGas Partners, L.P. 221,820 $        133,885 $      318,485 $      176,410 $     153,100 $      122,063 $
Income tax (benefit) expense (52) 764 575 1,214 1,292 1,256
Interest expense 41,776 45,045 82,972 61,578 164,035 93,374
Depreciation 37,607 35,351 75,930 56,282 153,873 98,841
Amortization 11,022 9,441 22,050 12,698 44,250 18,978
EBITDA 312,173 $        224,486 $      500,012 $      308,182 $     516,550 $      334,512 $
Heritage Propane acquisition and transition expense 5,396 8,138 10,884 11,855 45,216 11,855
Loss (gain) on extinguishments of debt - 13,379 - 13,379 (30) 32,695
Adjusted EBITDA (1) 317,569 $        246,003 $      510,896 $      333,416 $     561,736 $      379,062 $
March 31,
Twelve Months Ended
March 31,
Three Months Ended Six Months Ended
March 31,

Investor Relations: 610-337-1000 Hugh Gallagher (x1029) gallagherh@ugicorp.com Simon Bowman (x3645) bowmans@ugicorp.com